WT MUTUAL FUND
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Supplement Dated November 26, 2008
to the Institutional and A Share Prospectuses
Dated November 1, 2008
The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”) and the Wilmington Multi-Manager Small-Cap Fund (the “Small-Cap Fund”) dated November 1, 2008, and should be read in conjunction with those Prospectuses.
At the meeting of the Board of Trustees (the “Trustees” or “Board”) of WT Mutual Fund (the “Trust”) held on November 25, 2008, Rodney Square Management Corporation (“RSMC”) discussed with the Trustees a preliminary proposal regarding a number of changes being considered with respect to the investment management and strategy of the Large-Cap Fund and the Small-Cap Fund (the “Funds”). RSMC is considering presenting to the Trustees a proposal to discontinue the Funds’ investment management strategy of utilizing multiple sub-advisers implementing various active management strategies, and instead utilizing a single sub-adviser to pursue a more passive investment strategy with respect to each Fund’s investment objective. RSMC expects to make a final recommendation to the Trustees at a special meeting of the Trustees expected to be held in mid-December, 2008. If approved by the Board you will receive notification regarding the specific changes approved by the Board and the date the changes are expected to be implemented.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE